United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 on

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

CINGULAR WIRELESS LLC

(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 Glenridge Connector, Atlanta, Georgia 30342

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404)236-7895

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Restatement of Financial Results

Item 9.01 Financial Statements and Exhibits

On February 18, 2005, our management and the Audit Committee of the board of directors of, Cingular Wireless Corporation, our Manager, concluded that our financial statements for fiscal periods ending December 31, 2000 through December 31, 2003 and the first three interim periods of 2004 should be restated to correct certain errors relating to accounting for operating leases and that such previously filed financial statements should no longer be relied upon. Ernst & Young LLP, our independent registered public accounting firm, has advised us that it concurs with our conclusion. While management believes that the impact of this error is not material to any previously issued financial statements, we determined that the cumulative adjustment required to correct this error was too large to record in 2004. We have included restated financial statements in our Form 10-K for the year ended December 31, 2004. See Note 2 to the consolidated financial statements in Item 8, “Financial Statements and Supplementary Data” included in our Form 10-K for the year ended December 31, 2004, filed on March 7, 2005, for additional information on the restatement.

On November 29, 2004, we filed a Form 8-K/A containing pro forma financial statements relating to our acquisition of AT&T Wireless Services Inc. This Amendment No. 2 on Form 8-K/A of Cingular Wireless LLC gives effect in such pro forma financial statements to such restatements to historical financial data and related descriptions but is not intended to update other information presented in the Form 8-K/A as originally filed on November 29, 2004, and we have not changed any pro forma financial information to reflect any events or determinations subsequent to November 29, 2004. We are not required to and we have not updated any forward-looking statements previously included in our Form 10-K filed on March 7, 2005.

   (b) Pro Forma financial information.

     The following information is attached hereto as Exhibit 99.14.1 and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Consolidated Balance Sheet as of September 30, 2004.

(ii)	Notes to the Unaudited Pro Forma Combined Consolidated Balance Sheet as of September 30, 2004.

(iii)	Unaudited Pro Forma Combined Consolidated Statements of Income for the year ended December 31, 2003 and the nine months ended September 30, 2004.

(iv)	Notes to the Unaudited Pro Forma Combined Consolidated Statements of Income for the year ended December 31, 2003 and the nine months ended September 30, 2004.

   (c) Exhibits

Exhibit
Number	Description
99.14.1	Unaudited Pro Forma Combined Consolidated Financial Statements (Restated)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC

Date: March 11, 2005	By:	/s/ Peter A. Ritcher
Peter A. Ritcher
Chief Financial Officer (Principal Financial Officer)

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EXHIBIT INDEX

Number	Title
99.14.1	Unaudited Pro Forma Combined Consolidated Financial Statements (Restated)